Zaxis International Inc. - Statements of Operations (USD $)	3 Months Ended		6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010
Revenue	$ 0	$ 0	$ 0	$ 0
General and administrative	9,530	9,729	21,430	21,229
Interest expenses	1,050	1,050	2,100	2,100
Total costs and expenses	10,580	10,779	23,530	23,329
NET LOSS	(10,580)	(10,779)	(23,530)	(23,329)
Basic and diluted net loss	(0.01)	(0.01)	(0.01)	(0.02)
Basic and diluted	$ 1,695,126	$ 1,373,126	$ 1,607,835	$ 1,373,126